Financial instruments and risk management	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management
Introduction
This section sets out the policies and procedures applied to manage the group’s capital structure and the financial risks the group is exposed to. Diageo considers the following components of its balance sheet to be capital: borrowings and equity. Diageo manages its capital structure to achieve capital efficiency, provide flexibility to invest through the economic cycle and give efficient access to debt markets at attractive cost levels.
16. Financial instruments and risk management

Accounting policies

Financial assets and liabilities are initially recorded at fair value including, where permitted by IFRS 9, any directly attributable transaction costs. For those financial assets that are not subsequently held at fair value, the group assesses whether there is evidence of impairment at each balance sheet date.
The group classifies its financial assets and liabilities into the following categories: financial assets and liabilities at amortised cost, financial assets and liabilities at fair value through income statement and financial assets at fair value through other comprehensive income.
The accounting policies for other investments and loans are described in note 13, for trade and other receivables and payables in note 15 and for cash and cash equivalents in note 17.
Financial assets and liabilities at fair value through income statement include derivative assets and liabilities. Where financial assets or liabilities are eligible to be carried at either amortised cost or fair value through other comprehensive income, the group does not apply the fair value option.
Derivative financial instruments are carried at fair value using a discounted cash flow model based on market data applied consistently for similar types of instruments. Gains and losses on derivatives that do not qualify for hedge accounting treatment are taken to the income statement as they arise.
Other financial liabilities are carried at amortised cost unless they are part of a fair value hedge relationship. The difference between the initial carrying amount of the financial liabilities and their redemption value is recognised in the income statement over the contractual terms using the effective interest rate method. Financial liabilities in respect of the Zacapa acquisition are recognised at fair value.

Hedge accounting

The group designates and documents certain derivatives as hedging instruments against changes in fair value of recognised assets and liabilities (fair value hedges), commodity price risk of highly probable forecast transactions, as well as the cash flow risk from a change in exchange or interest rates (cash flow hedges) and hedges of net investments in foreign operations (net investment hedges). The designated portion of the hedging instruments is included in other financial assets and liabilities on the consolidated balance sheet. The effectiveness of such hedges is assessed at inception and at least on a quarterly basis, using prospective testing. Methods used for testing effectiveness include dollar offset, critical terms, regression analysis and hypothetical models.
Fair value hedges are used to manage the currency and/or interest rate risks to which the fair value of certain assets and liabilities are exposed. Changes in the fair value of the derivatives are recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability. If such a hedge relationship no longer meets hedge accounting criteria, fair value movements on the derivative continue to be taken to the income statement while any fair value adjustments made to the underlying hedged item to that date are amortised through the income statement over its remaining life using the effective interest rate method.
Cash flow hedges are used to hedge the foreign currency risk of highly probable future foreign currency cash flows, the commodity price risk of highly probable future transactions, as well as the cash flow risk from changes in exchange or interest rates. The effective portion of the gain or loss on the hedges is recognised in other comprehensive income, while any ineffective part is recognised in the income statement. Amounts recorded in other comprehensive income are recycled to the income statement in the same period in which the underlying foreign currency, commodity or interest exposure affects the income statement.
Net investment hedges take the form of either foreign currency borrowings or derivatives. Foreign exchange differences arising on translation of net investments are recorded in other comprehensive income and included in the exchange reserve. Liabilities used as hedging instruments are revalued at closing exchange rates and the resulting gains or losses are also recognised in other comprehensive income to the extent that they are effective, with any ineffectiveness taken to the income statement. Foreign currency contracts hedging net investments are carried at fair value. Effective fair value movements are recognised in other comprehensive income, with any ineffectiveness taken to the income statement.
The group’s funding, liquidity and exposure to foreign currency and interest rate risks are managed by the group’s treasury department. The treasury department uses a range of financial instruments to manage these underlying risks.
Treasury operations are conducted within a framework of Board-approved policies and guidelines, which are recommended and monitored by the Finance Committee, chaired by the Chief Financial Officer. The policies and guidelines include benchmark exposure and/or hedge cover levels for key areas of treasury risk which are periodically reviewed by the Board following, for example, significant business, strategic or accounting changes. The framework provides for limited defined levels of flexibility in execution to allow for the optimal application of the Board-approved strategies. Transactions arising from the application of this flexibility are carried at fair value, gains or losses are taken to the income statement as they arise and are separately monitored on a daily basis using Value at Risk analysis. In the years ended 30 June 2023 and 30 June 2022 gains and losses on these transactions were not material. The group does not use derivatives for speculative purposes. All transactions in derivative financial instruments are initially undertaken to manage the risks arising from underlying business activities.
The group purchases insurance for commercial or, where required, for legal or contractual reasons. In addition, the group retains insurable risk where external insurance is not considered an economic means of mitigating these risks.
The Finance Committee receives a quarterly report on the key activities of the treasury department, however any exposures which differ from the defined benchmarks are reported as they arise.
(a) Currency risk
The group presents its consolidated financial statements in sterling and conducts business in many currencies. As a result, it is subject to foreign currency risk due to exchange rate movements, which will affect the group’s transactions and the translation of the results and underlying net assets of its operations. To manage the currency risk, the group uses certain financial instruments. Where hedge accounting is applied, hedges are documented and tested for effectiveness on an ongoing basis.

Hedge of net investment in foreign operations
The group hedges a certain portion of its exposure to fluctuations in the sterling value of its foreign operations by designating borrowings held in foreign currencies and using foreign currency spots, forwards, swaps and other financial derivatives. For the year ended 30 June 2023 the group’s intention was to maintain total net investment Value at Risk to total net asset value below 20%, where Value at Risk is defined as the maximum amount of loss over a one-year period with a 95% probability confidence level.
At 30 June 2023 foreign currency borrowings designated in net investment hedge relationships amounted to £10,627 million (2022 £8,742 million), including financial derivatives.

Hedge of foreign currency debt
The group uses cross currency interest rate swaps to hedge the foreign currency risk associated with certain foreign currency denominated borrowings.

Transaction exposure hedging
The group’s policy is to hedge forecast transactional foreign currency risk on major currency pair exposures up to 24 months, targeting 75% coverage for the current financial year, and on other currency exposures up to 18 months. The group’s exposure to foreign currency risk arising principally on forecasted sales transactions is managed using forward agreements and options.
(b) Interest rate risk
The group has an exposure to interest rate risk, arising principally on changes in US dollar, euro and sterling interest rates. To manage interest rate risk, the group manages its proportion of fixed to floating rate borrowings within limits approved by the Board, primarily through issuing fixed and floating rate borrowings, and by utilising interest rate swaps. These practices aim to minimise the group’s net finance charges with acceptable year-on-year volatility. To facilitate operational efficiency and effective hedge accounting, for the year ended 30 June 2023 the group’s policy was to maintain fixed rate borrowings within a band of 40% to 90% of forecast net borrowings. For these calculations, net borrowings exclude interest rate related fair value adjustments. The majority of the group’s existing interest rate derivatives are designated as hedges and are expected to be effective. Fair value of these derivatives is recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability. The interest rate profile of the group's net borrowings is as follows:

	2023		2022
	£ million	%	£ million	%
Fixed rate	11,961	77	11,070	78
Floating rate(1)	3,225	21	2,612	19
Impact of financial derivatives and fair value adjustments	(93)	(1)	(20)	—
Lease liabilities	448	3	475	3
Net borrowings	15,541	100	14,137	100
(1) The floating rate portion of net borrowings includes cash and cash equivalents, collaterals, floating rate loans and bonds and bank overdrafts.
The table below sets out the average monthly net borrowings and effective interest rate:

Average monthly net borrowings			Effective interest rate
2023 £ million	2022 £ million	2021 £ million	2023%	2022%	2021%
15,244	12,692	12,702	3.9	2.7	2.7
(i)     For this calculation, net interest charge excludes fair value adjustments to derivative financial instruments and average monthly net borrowings include the impact of interest rate swaps that are no longer in a hedge relationship but exclude the market value adjustment for cross currency interest rate swaps.

IBOR reform
In accordance with the UK Financial Conduct Authority’s announcement on 5 March 2021, LIBOR benchmark rates were discontinued after 31 December 2021, except for the majority of the US dollar settings which are discontinued from 30 June 2023. There have been amendments to the contractual terms of IBOR-referenced interest rates and the corresponding update of the hedge designations. By 30 June 2022, changes required to systems and processes in relation to the fair valuation of financial instruments were implemented and the transition had no material tax or accounting implications. The group also evaluated the implications of the reference rate changes in relation to other valuation models and credit risk, and concluded that they were not material.
In line with the relief provided by the amendment, the group assumes that the interest rate benchmark on which the cash flows of the hedged item, the hedging instrument or the hedged risk are based are not altered by the IBOR reform. The derivative hedging instruments provide a close approximation to the extent and nature of the risk exposure the group manages through hedging relationships.
Included in floating rate net borrowings are interest rate swaps designated in fair value hedges, with a notional amount of £2,063 million (2022 – £2,893 million) whose interest rates are based on USD LIBOR. In preparation for the discontinuation of USD LIBOR, the group have amended these agreements to reference the Secured Overnight Financing Rate (SOFR) resulting in economically equivalent trades upon transition. The floating legs of the transitioned trades will become SOFR based subsequent to the last USD LIBOR based interest payments.
(c) Commodity price risk
Commodity price risk is managed in line with the principles approved by the Board either through long-term purchase contracts with suppliers or, where appropriate, derivative contracts. The group policy is to maintain the Value at Risk of commodity price risk arising from commodity exposures below 75 bps of forecast gross profit in any given financial year. Where derivative contracts are used, the commodity price risk exposure is hedged up to 24 months of forecast volume through exchange-traded and over-the-counter contracts (futures, forwards and swaps) and cash flow hedge accounting is applied.
(d) Market risk sensitivity analysis
The group uses a sensitivity analysis that estimates the impacts on the consolidated income statement and other comprehensive income of either an instantaneous increase or decrease of 0.5% in market interest rates or a 10% strengthening or weakening in sterling against all other currencies, from the rates applicable for each class of financial instruments on the consolidated balance sheet at these dates with all other variables remaining constant. The sensitivity analysis excludes the impact of market risk on the net post employment benefit liabilities and assets, and corporate tax payable. This analysis is for illustrative purposes only, as in practice interest and foreign exchange rates rarely change in isolation.
The sensitivity analysis estimates the impact of changes in interest and foreign exchange rates. All hedges are expected to be highly effective for this analysis and it considers the impact of all financial instruments including financial derivatives, cash and cash equivalents, borrowings and other financial assets and liabilities. The results of the sensitivity analysis should not be considered as projections of likely future events, gains or losses as actual results in the future may differ materially due to developments in the global financial markets which may cause fluctuations in interest and exchange rates to vary from the hypothetical amounts disclosed in the table below.

	Impact on income statement gain/(loss)		Impact on consolidated comprehensive income gain/(loss)(1) (2)
	2023	2022	2023	2022
	£ million	£ million	£ million	£ million
0.5% decrease in interest rates	16	13	36	31
0.5% increase in interest rates	(16)	(13)	(35)	(30)
10% weakening of sterling	(45)	(33)	(1,336)	(1,125)
10% strengthening of sterling	36	28	1,093	922
(1)    The impact on foreign currency borrowings and derivatives in net investment hedges is largely offset by the foreign exchange difference arising on the translation of net investments.
(2)    The impact on the consolidated statement of comprehensive income includes the impact on the income statement.
(e) Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the group. Credit risk arises on cash balances (including bank deposits and cash and cash equivalents), derivative financial instruments and credit exposures to customers, including outstanding loans, trade and other receivables, financial guarantees and committed transactions.
The carrying amount of financial assets of £4,637 million (2022 – £5,445 million) represents the group’s exposure to credit risk at the balance sheet date as disclosed in section (i), excluding the impact of any collateral held or other credit enhancements. A financial asset is in default when the counterparty fails to pay its contractual obligations. Financial assets are written off when there is no reasonable expectation of recovery.
Credit risk is managed separately for financial and business related credit exposures.

Financial credit risk
Diageo aims to minimise its financial credit risk through the application of risk management policies approved and monitored by the Board. Counterparties are predominantly limited to investment grade banks and financial institutions, and policy restricts the exposure to any one counterparty by setting credit limits taking into account the credit quality of the counterparty. The group’s policy is designed to ensure that individual counterparty limits are adhered to and that there are no significant concentrations of credit risk. The Board also defines the types of financial instruments which may be transacted. The credit risk arising through the use of financial instruments for currency, interest rate and commodity price risk management is estimated with reference to the fair value of contracts with a positive value, rather than the notional amount of the instruments themselves. Diageo annually reviews the credit limits applied and regularly monitors the counterparties’ credit quality reflecting market credit conditions.
When derivative transactions are undertaken with bank counterparties, the group may, where appropriate, enter into certain agreements with such bank counterparties whereby the parties agree to post cash collateral for the benefit of the other if the net valuations of the derivatives are above a predetermined threshold. At 30 June 2023, the collateral held under these agreements amounted to $(19) million (£(15) million) (2022 – $23 million (£19 million)).

Business related credit risk
Exposures from loan, trade and other receivables are managed locally in the operating units where they arise and active risk management is applied, focusing on country risk, credit limits, ongoing credit evaluation and monitoring procedures. There is no significant concentration of credit risk with respect to loans, trade and other receivables as the group has a large number of customers which are internationally dispersed.
(f) Liquidity risk
Liquidity risk is the risk of Diageo encountering difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash or other financial assets. The group uses short-term commercial paper to finance its day-to-day operations. The group’s policy with regard to the expected maturity profile of borrowings is to limit the amount of such borrowings maturing within 12 months to 50% of gross borrowings less money market demand deposits, and the level of commercial paper to 30% of gross borrowings less money market demand deposits. In addition, the group’s policy is to maintain backstop facilities with relationship banks to support commercial paper obligations.
The following tables provide an analysis of the anticipated contractual cash flows including interest payable for the group’s financial liabilities and derivative instruments on an undiscounted basis. Where interest payments are calculated at a floating rate, rates of each cash flow until maturity of the instruments are calculated based on the forward yield curve prevailing at the respective year ends. The gross cash flows of cross currency swaps are presented for the purposes of this table. All other derivative contracts are presented on a net basis. Financial assets and liabilities are presented gross in the consolidated balance sheet although, in practice, the group uses netting arrangements to reduce its liquidity requirements on these instruments.
Contractual cash flows

	Due within 1 year £ million	Due between 1 and 3 years £ million	Due between 3 and 5 years £ million	Due after 5 years £ million	Total £ million	Carrying amount at balance sheet date £ million
2023
Borrowings(1)	(1,707)	(3,615)	(2,980)	(8,652)	(16,954)	(16,502)
Interest on borrowings(1)(2)	(541)	(750)	(623)	(1,503)	(3,417)	(217)
Lease capital repayments	(75)	(104)	(69)	(200)	(448)	(448)
Lease future interest payments	(18)	(28)	(19)	(37)	(102)	—
Trade and other financial liabilities(3)	(4,417)	(231)	(122)	(96)	(4,866)	(4,782)
Non-derivative financial liabilities	(6,758)	(4,728)	(3,813)	(10,488)	(25,787)	(21,949)
Cross currency swaps (gross)
Receivable	43	87	87	1,341	1,558
Payable	(28)	(56)	(56)	(930)	(1,070)
Other derivative instruments (net)	19	(88)	(79)	(54)	(202)
Derivative instruments(2)	34	(57)	(48)	357	286	134
2022
Borrowings(1)	(1,524)	(2,842)	(2,738)	(9,276)	(16,380)	(16,020)
Interest on borrowings(1)(2)	(427)	(626)	(560)	(1,622)	(3,235)	(141)
Lease capital repayments	(85)	(107)	(61)	(222)	(475)	(475)
Lease future interest payments	(13)	(20)	(16)	(44)	(93)	—
Trade and other financial liabilities(3)	(4,765)	(123)	(142)	(126)	(5,156)	(5,145)
Non-derivative financial liabilities	(6,814)	(3,718)	(3,517)	(11,290)	(25,339)	(21,781)
Cross currency swaps (gross)
Receivable	851	90	90	1,442	2,473
Payable	(783)	(56)	(56)	(958)	(1,853)
Other derivative instruments (net)	(86)	(123)	(78)	(65)	(352)
Derivative instruments(2)	(18)	(89)	(44)	419	268	22
(1)    For the purpose of these tables, borrowings are defined as gross borrowings excluding lease liabilities and fair value of derivative instruments as disclosed in note 17.
(2)    Carrying amount of interest on borrowings, interest on derivatives and interest on other payable is included within interest payable in note 15.
(3)    Primarily consists of trade and other payables that meet the definition of financial liabilities under IAS 32.
The group had available undrawn committed bank facilities as follows:

	2023 £ million	2022 £ million
Expiring within one year	99	793
Expiring between one and two years	496	103
Expiring after two years	2,083	1,893
	2,678	2,789

The facilities can be used for general corporate purposes and, together with cash and cash equivalents, support the group’s commercial paper programmes.
There are no financial covenants on the group’s material short- and long-term borrowings. Certain of these borrowings contain cross default provisions and negative pledges.
The committed bank facilities are subject to a single financial covenant, being minimum interest cover ratio of two times (defined as the ratio of operating profit before exceptional items, aggregated with share of after tax results of associates and joint ventures, to net interest charges). They are also subject to pari passu ranking and negative pledge covenants.
Any non-compliance with covenants underlying Diageo’s financing arrangements could, if not waived, constitute an event of default with respect to any such arrangements, and any non-compliance with covenants may, in particular circumstances, lead to an acceleration of maturity on certain borrowings and the inability to access committed facilities. Diageo was in full compliance with its financial, pari passu ranking and negative pledge covenants in respect of its material short- and long-term borrowings throughout each of the years presented.
(g) Fair value measurements
Fair value measurements of financial instruments are presented through the use of a three-level fair value hierarchy that prioritises the valuation techniques used in fair value calculations.
The group maintains policies and procedures to value instruments using the most relevant data available. If multiple inputs that fall into different levels of the hierarchy are used in the valuation of an instrument, the instrument is categorised on the basis of the most subjective input.
Foreign currency forwards and swaps, cross currency swaps and interest rate swaps are valued using discounted cash flow techniques. These techniques incorporate inputs at levels 1 and 2, such as foreign exchange rates and interest rates. These market inputs are used in the discounted cash flow calculation incorporating the instrument’s term, notional amount and discount rate, and taking credit risk into account. As significant inputs to the valuation are observable in active markets, these instruments are categorised as level 2 in the hierarchy.
Other financial liabilities include a put option, which does not have an expiry date, held by Industrias Licoreras de Guatemala (ILG) to sell the remaining 50% equity stake in Rum Creation & Products Inc., the owner of the Zacapa rum brand, to Diageo. The liability is fair valued using the discounted cash flow method and as at 30 June 2023, an amount of £218 million (30 June 2022 – £216 million) is recognised as a liability with changes in the fair value of the put option included in retained earnings. As the valuation of this option uses assumptions not observable in the market, it is categorised as level 3 in the hierarchy. As at 30 June 2023, because it is unknown when or if ILG will exercise the option, the liability is measured as if the exercise date is on the last day of the next financial year considering forecast future performance. The option is sensitive to reasonably possible changes in assumptions; if the option were to be exercised as at 30 June 2025, the fair value of the liability would increase by approximately £30 million.
Included in other financial liabilities, the contingent consideration on acquisition of businesses represents the present value of payments up to £422 million, which are expected to be paid over the next eight years.
Contingent considerations linked to certain volume targets at 30 June 2023 included £113 million in respect of the acquisition of Aviation Gin and Davos Brands (2022 – £157 million), £59 million in respect of the acquisition of 21Seeds (2022 – £59 million) and £18 million in respect of the acquisition of Lone River Ranch Water (2022 – £57 million). Contingent consideration of £70 million in respect of the acquisition of Don Papa Rum (2022 – £nil) is linked to certain financial performance targets. Contingent considerations are fair valued based on discounted cash flow method using assumptions not observable in the market. Contingent considerations are sensitive to possible changes in assumptions; a 10% increase or decrease in volume would increase or decrease the fair value of contingent considerations linked to certain volume targets by approximately £30 million and £50 million, respectively, and a 10% increase or decrease in cash flows would increase or decrease the fair value of contingent considerations linked to certain financial performance targets by approximately £25 million.
There were no significant changes in the measurement and valuation techniques, or significant transfers between the levels of the financial assets and liabilities in the year ended 30 June 2023.
The group’s financial assets and liabilities measured at fair value are categorised as follows:

	2023 £ million	2022 £ million
Derivative assets	594	480
Derivative liabilities	(440)	(456)
Valuation techniques based on observable market input (Level 2)	154	24
Financial assets - other	192	184
Financial liabilities - other	(529)	(587)
Valuation techniques based on unobservable market input (Level 3)	(337)	(403)
In the years ended 30 June 2023 and 30 June 2022, the increase in financial assets - other of £8 million (2022 – £46 million) is principally in respect of acquisitions.
The movements in level 3 instruments, measured on a recurring basis, are as follows:

	Zacapa financial liability	Contingent consideration recognised on acquisition of businesses	Zacapa financial liability	Contingent consideration recognised on acquisition of businesses
	2023	2023	2022	2022
	£ million	£ million	£ million	£ million
At the beginning of the year	(216)	(371)	(149)	(429)
Net (losses)/gains included in the income statement	(8)	117	(20)	62
Net gains/(losses) included in exchange in other comprehensive income	9	11	(26)	(39)
Net losses included in retained earnings	(16)	—	(34)	—
Acquisitions	—	(76)	—	(70)
Settlement of liabilities	13	8	13	105
At the end of the year	(218)	(311)	(216)	(371)
(h) Results of hedge relationships
The group targets a one-to-one hedge ratio. The strength of the economic relationship between the hedged items and the hedging instruments is analysed on an ongoing basis. Ineffectiveness can arise from subsequent change in the forecast transactions as a result of differences in timing, cash flows or value except when the critical terms of the hedging instrument and hedged item are closely aligned. The change in the credit risk of the hedging instruments or the hedged items is not expected to be the primary factor in the economic relationship.
The notional amounts, contractual maturities and rates of the hedging instruments designated in hedging relationships by the main risk categories are as follows:

	Notional amounts £ million	Maturity	Range of hedged rates(1)
2023
Net investment hedges
Derivatives in net investment hedges of foreign operations	637	July 2023	US dollar 1.27
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	873	September 2036 - April 2043	US dollar 1.60 - 1.88
Derivatives in cash flow hedge (foreign currency risk)	1,734	September 2023 - December 2024	US dollar 1.05 - 1.33, Mexican peso 14.76 - 18.38
Derivatives in cash flow hedge (commodity price risk)	217	July 2023 - September 2024	Feed Wheat: 183.75 - 240.00 USD/Bu LME Aluminium: 2,248 - 3,399 USD/Mt
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	3,999	September 2023 - April 2030	(0.01) - 3.09%
2022
Net investment hedges
Derivatives in net investment hedges of foreign operations	11	July 2022	Turkish lira 22.27
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	1,694	April 2023 - April 2043	US dollar 1.22 - 1.88
Derivatives in cash flow hedge (foreign currency risk)	1,874	September 2022 - June 2024	US dollar 1.22 - 1.42, euro 1.13 - 1.17
Derivatives in cash flow hedge (commodity price risk)	234	July 2022 - March 2024	Natural Gas: 1.67 - 3.57 GBP/therm(ec) LME Aluminium: 2,009 - 3,399 USD/Mt
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	4,444	September 2022 - April 2030	(0.01) - 3.09%
(1)    In case of derivatives in cash flow hedges (commodity price risk and foreign currency risk), the range of the most significant contract’s hedged rates are presented.

For hedges of the cash flow risk from a change in forward exchange rates using cross currency interest rate swaps, the retranslation of the related bond principal to closing exchange rates and recognition of interest on the related bonds will affect the income statement in each year until the related bonds mature in 2036 and 2043. Exchange retranslation and the interest on the hedged bonds in the income statement are expected to offset those on the cross currency swaps in each of the years.
In respect of cash flow hedging instruments, a gain of £247 million (2022 – £124 million gain; 2021 – £157 million loss) was recognised in other comprehensive income due to changes in fair value. A gain of £13 million was transferred out of other comprehensive income to other operating expenses and a loss of £54 million to other finance charges, respectively, (2022 – a loss of £42 million and a gain of £239 million; 2021 – a loss of £10 million and a loss of £175 million) to offset the foreign exchange impact on the underlying transactions. A gain of £33 million (2022 – £46 million gain, 2021 – £2 million gain) was transferred out of other comprehensive income to operating profit in relation to commodity hedges. The carrying amount of hedged items recognised in the consolidated balance sheet in relation to hedges of cash flow risk arising from foreign currency debts equals the notional value of the hedging instruments at 30 June 2023 and are included within borrowings. The notional amount for cash flow hedges of foreign currency debt at 30 June 2023 was £873 million (2022 – £1,694 million).
For cash flow hedges of forecast transactions at 30 June 2023, based on year end interest and exchange rates, a gain to the income statement of £143 million in the year ending 30 June 2024 and a gain of £20 million in the year ending 30 June 2025 is expected to be recognised.
In respect of hedges of foreign currency borrowings that are no longer applicable at 30 June 2023, a loss of £18 million (2022 – a loss of £19 million) was reported in reserves. There was no significant ineffectiveness on net investment and cash flow hedges during the year ended 30 June 2023.
The £3,999 million (2022 – £4,444 million) notional value of hedged items in fair value hedges equals to the notional value of hedging instruments designated in these relationships at 30 June 2023 and the carrying amount of hedged items are included within borrowings in the consolidated balance sheet.
For fair value hedges that are no longer applicable, the accumulated fair value changes shown on the consolidated balance sheet at 30 June 2023 was £nil (2022 – £1 million).
The following table sets out information regarding the effectiveness of hedging relationships designated by the group, as well as the impacts on the income statement and other comprehensive income:

	At the beginning of the year £ million	Consolidated Income statement £ million	Consolidated statement of comprehensive income £ million	Other £ million	At the end of the year £ million
2023
Net investment hedges
Derivatives in net investment hedges of foreign operations	(1)	—	—	1	—
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	367	(54)	60	(25)	348
Derivatives in cash flow hedge (foreign currency risk)	(77)	(17)	260	17	183
Derivatives in cash flow hedge (commodity price risk)	50	33	(89)	(19)	(25)
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	(283)	(94)	—	—	(377)
Fair value hedge hedged item	276	96	—	—	372
Instruments in fair value hedge relationship	(7)	2	—	—	(5)
2022
Net investment hedges
Derivatives in net investment hedges of foreign operations	—	—	5	(6)	(1)
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	154	239	(6)	(20)	367
Derivatives in cash flow hedge (foreign currency risk)	53	(11)	(130)	11	(77)
Derivatives in cash flow hedge (commodity price risk)	16	46	32	(44)	50
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	63	(346)	—	—	(283)
Fair value hedge hedged item	(65)	341	—	—	276
Instruments in fair value hedge relationship	(2)	(5)	—	—	(7)
(i) Reconciliation of financial instruments
The table below sets out the group’s accounting classification of each class of financial assets and liabilities:

	Fair value through income statement £ million	Fair value through other comprehensive income £ million	Assets and liabilities at amortised cost £ million	Not categorised as a financial instrument £ million	Total £ million	Current £ million	Non-current £ million
2023
Other investments and loans(1)	192	—	31	2	225	—	225
Trade and other receivables	—	—	2,234	517	2,751	2,720	31
Cash and cash equivalents	—	—	1,439	—	1,439	1,439	—
Derivatives in cash flow hedge (foreign currency debt)	348	—	—	—	348	—	348
Derivatives in cash flow hedge (foreign currency risk)	192	—	—	—	192	147	45
Derivatives in cash flow hedge (commodity price risk)	2	—	—	—	2	2	—
Other instruments	198	—	—	—	198	198	—
Leases	—	—	1	—	1	—	1
Total other financial assets	740	—	1	—	741	347	394
Total financial assets	932	—	3,705	519	5,156	4,506	650
Borrowings(2)	—	—	(16,502)	—	(16,502)	(1,701)	(14,801)
Trade and other payables	(311)	—	(4,472)	(885)	(5,668)	(5,300)	(368)
Derivatives in fair value hedge (interest rate risk)	(377)	—	—	—	(377)	(6)	(371)
Derivatives in cash flow hedge (foreign currency risk)	(9)	—	—	—	(9)	(7)	(2)
Derivatives in cash flow hedge (commodity price risk)	(27)	—	—	—	(27)	(26)	(1)
Other instruments	(245)	—	—	—	(245)	(245)	—
Leases	—	—	(448)	—	(448)	(75)	(373)
Total other financial liabilities	(658)	—	(448)	—	(1,106)	(359)	(747)
Total financial liabilities	(969)	—	(21,422)	(885)	(23,276)	(7,360)	(15,916)
Total net financial (liabilities)/assets	(37)	—	(17,717)	(366)	(18,120)	(2,854)	(15,266)
2022
Other investments and loans(1)	180	4	15	1	200	—	200
Trade and other receivables	—	—	2,365	605	2,970	2,933	37
Cash and cash equivalents	—	—	2,285	—	2,285	2,285	—
Derivatives in fair value hedge (interest rate risk)	1	—	—	—	1	—	1
Derivatives in cash flow hedge (foreign currency debt)	367	—	—	—	367	43	324
Derivatives in cash flow hedge (foreign currency risk)	32	—	—	—	32	15	17
Derivatives in cash flow hedge (commodity price risk)	57	—	—	—	57	57	—
Other instruments	136	—	—	—	136	136	—
Leases	—	—	3	—	3	—	3
Total other financial assets	593	—	3	—	596	251	345
Total financial assets	773	4	4,668	606	6,051	5,469	582
Borrowings(2)	—	—	(16,020)	—	(16,020)	(1,522)	(14,498)
Trade and other payables	(371)	—	(4,774)	(1,122)	(6,267)	(5,887)	(380)
Derivatives in fair value hedge (interest rate risk)	(284)	—	—	—	(284)	(1)	(283)
Derivatives in cash flow hedge (foreign currency risk)	(109)	—	—	—	(109)	(81)	(28)
Derivatives in cash flow hedge (commodity price risk)	(7)	—	—	—	(7)	(5)	(2)
Derivatives in net investment hedge	(1)	—	—	—	(1)	(1)	—
Other instruments	(271)	—	(117)	—	(388)	(388)	—
Leases	—	—	(475)	—	(475)	(85)	(390)
Total other financial liabilities	(672)	—	(592)	—	(1,264)	(561)	(703)
Total financial liabilities	(1,043)	—	(21,386)	(1,122)	(23,551)	(7,970)	(15,581)
Total net financial (liabilities)/assets	(270)	4	(16,718)	(516)	(17,500)	(2,501)	(14,999)
(1)    Other investments and loans are including those in respect of associates.
(2)    Borrowings are defined as gross borrowings excluding lease liabilities and the fair value of derivative instruments.

At 30 June 2023 and 30 June 2022, the carrying values of cash and cash equivalents, other financial assets and liabilities approximate fair values. At 30 June 2023, the fair value of borrowings, based on unadjusted quoted market data, was £15,641 million (2022 – £15,628 million).
(j) Capital management
The group’s management is committed to enhancing shareholder value in the long-term, both by investing in the business and brands so as to deliver continued improvement in the return from those investments and by managing the capital structure. Diageo manages its capital structure to achieve capital efficiency, provide flexibility to invest through the economic cycle and give efficient access to debt markets at attractive cost levels. This is achieved by targeting an adjusted net borrowings (net borrowings aggregated with post employment benefit liabilities) to adjusted EBITDA leverage of 2.5 - 3.0 times, this range for Diageo being currently broadly consistent with an A band credit rating. Diageo would consider operating outside of this range in order to effect strategic initiatives within its stated goals, which could have an impact on its rating. If Diageo’s leverage was to be negatively impacted by the financing of an acquisition, it would seek over time to return to the range of 2.5 – 3.0 times. The group regularly assesses its debt and equity capital levels against its stated policy for capital structure. As at 30 June 2023, the adjusted net borrowings (£15,914 million) to adjusted EBITDA ratio was 2.6 times. For this calculation, net borrowings are adjusted by post employment benefit liabilities before tax (£373 million) whilst adjusted EBITDA (£6,120 million) comprises operating profit excluding exceptional operating items and depreciation, amortisation and impairment and includes share of after tax results of associates and joint ventures.